UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 12, 2026

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610, Aventura, FL 33180

(Address of principal executive offices and zip code)

(408) 467-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The Nasdaq Global Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Delayed Reports Update

On March 12, 2026, Immersion Corporation (the “Company”) announced that it filed its Annual Report on Form 10-K for the fiscal year ended April 30, 2025 (the “FY 2025 Form 10-K”).

As previously reported on the Company’s Notification of Late Filings on Form 12b-25, filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2025, September 16, 2025 and December 16, 2025, the Company and Barnes & Noble Education, Inc. (“BNED”), a consolidated variable interest entity of the Company, were conducting audit committee investigations that resulted in the restatement of previously-issued financial information (the “Restatement”). As a result of the investigations by the Company and BNED audit committees and the Company’s work with respect to the Restatement, management was unable to complete the Company’s financial reporting process and preparation of its financial statements for the fiscal quarters ended July 31, 2025 and October 31, 2025, and the fiscal year ended April 30, 2025 on a standard timeline. As such, the Company has been delayed in filing its Quarterly Reports on Form 10-Q for the fiscal quarters ended July 31, 2025 and October 31, 2025 and its FY 2025 Form 10-K (collectively, the “Delayed Reports”).

The Company is working diligently to complete the necessary work to file all of the Delayed Reports as soon as practicable to regain compliance with SEC requirements and Nasdaq listing standards.

Annual Meeting Update

On March 12, 2026, due to the delay of the Company’s filing of its FY 2025 Form 10-K as a result of the previously disclosed investigation and the Restatement, the Board of Directors of the Company determined that the Company’s Annual Meeting of Stockholders for the fiscal year ended April 30, 2025 (the “2025 Annual Meeting”) will be postponed and held on Monday, April 6, 2026. The location of the 2025 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the SEC.

Forward-Looking Statements

Certain statements made in this report constitute forward-looking statements within the meaning of the federal securities laws. All statements contained in this report that do not relate to matters of historical fact should be considered forward-looking statements. For example, forward-looking statements include, without limitation, statements regarding the Company’s anticipated filing of its Delayed Reports. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees and are subject to risks described from time to time in the Company’s periodic filings with the SEC. The forward-looking statements included in this report are made only as of the date of this report, and, unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	March 12, 2026	By:	/s/ J. Michael Dodson
		Name:	J. Michael Dodson
		Title:	Chief Financial Officer